UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549






                                   FORM 8-K/A


                                 AMENDMENT NO.1


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 6, 2004


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE                          0-21802                34-1741211
     (STATE  OR  OTHER  JURISDICTION     (COMMISSION        (IRS  EMPLOYER
     OF  INCORPORATION)             FILE  NUMBER)     IDENTIFICATION  NO.)


        3450  W.  CENTRAL  AVENUE,  SUITE  328
                 TOLEDO,  OHIO                                 43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On January 23, 2004, N-Viro International Corporation acted to dismiss its independent auditors, Hausser + Taylor LLC, and engaged the services of Follmer Rudzewicz PLC as its new independent auditors. The change in auditors will become effective immediately. This determination followed the Company's decision to seek proposals from independent accountants to audit its financial statements, and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

During  the  two  most  recent  fiscal  years  ended  December 31, 2002, and the subsequent  interim  period  ended January 23, 2004, there were no disagreements between the Company and Hausser + Taylor LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hausser + Taylor's satisfaction, would have caused Hausser + Taylor to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2002, or within  the  interim  period  ended  January  23,  2004.


The audit reports of Hausser + Taylor LLC on the consolidated financial statements of the N-Viro International Corporation as of and for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The reports for each year were prepared on the assumption of the Company continuing as a going concern, but the reports stated that certain matters raised substantial doubt about the Company's ability to continue as a going concern, and included statements to such effect.

Hausser + Taylor LLC have reviewed the preceding statements, and a copy of this response is attached hereto as Exhibit 1.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          February  25,  2004          By:        /s/  James  K.  McHugh

                -------------------                  -------------------------
                                                      James  K.  McHugh
                                                     Chief  Financial  Officer

                                                                        EXHIBIT1
                                                                        --------







February  23,  2004





Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

RE:  N-Viro  International  Corporation

We have read the statements that we understand N-Viro International Corporation will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm with the exception of matters contained in the first paragraph of which we have no basis to agree or disagree with. We were informed of our dismissal on February 6, 2004.




                                   Hausser  +  Taylor  LLC